Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Amendment”), dated as of November 29, 2011, is among Resource America, Inc., a Delaware corporation (“Borrower”), TD BANK, N.A., a national banking association, in its capacity as agent (“Agent”), TD BANK, N.A., a national banking association, in its capacity as issuing bank (“Issuing Bank”) and each of the financial institutions which are now or hereafter identified as Lenders on Schedule A (as such Schedule may be amended, modified or replaced from time to time) attached to the Loan Agreement (as defined below) (each such financial institution, individually a “Lender” and collectively all “Lenders”).

BACKGROUND

A.           Pursuant to the terms of a certain Amended and Restated Loan and Security Agreement dated as of March 10, 2011 among Borrower, Agent and Lenders (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lenders made available to Borrower, inter alia, a revolving line of credit and term loan (the “Loans”).  All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

B.           The Loans are secured by, inter alia, continuing perfected security interests in the Collateral.

C.           Borrower has requested that Agent and Lenders consent to the Financing Transactions (as defined herein) and also modify, in certain respects, the terms of the Loan Agreement and Agent and Lenders have agreed to provide such consent and modifications in accordance with and subject to the satisfaction of the conditions hereof.

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1.           Amendment to Loan Documents.  Upon the effectiveness of this Amendment, the Loan Documents shall be amended as follows:

a.           Section 1 of the Loan Agreement shall be amended by deleting the definitions of “Existing Subordinated Debt” and “Maturity Date” and replacing each as follows:

“Existing Subordinated Debt” – Prior to consummation of the Financing Transactions, that certain Subordinated Indebtedness of Borrower in the principal amount of $18,820,000, which Subordinated Indebtedness is evidenced by the senior notes described on Schedule B, attached hereto and, after giving effect to the Financing Transactions, the New Subordinated Debt.

“Maturity Date” – August 31, 2013.

b.           Section 1 of the Loan Agreement shall be amended by deleting the definition of “Extended Maturity Date” in its entirety.

c.           Section 1 of the Loan Agreement shall be amended by adding the definitions of “Financing Transactions” and “New Subordinated Debt” in the appropriate alphabetical order:

“Financing Transactions” – Collectively, the (i) prepayment in cash, of up to Eight Million Eight Hundred Twenty Thousand Dollars ($8,820,000) of the Existing Subordinated Debt; and (ii) issuance of the New Subordinated Debt to refinance in full the remaining balance of Existing Subordinated Debt.

“New Subordinated Debt” – That certain unsecured Subordinated Indebtedness in the aggregate principal amount not to exceed Ten Million Dollars ($10,000,000), which will be used to refinance in full the Existing Subordinated Debt that is not prepaid in cash as part of the Financing Transaction.  The New Subordinated Debt shall mature October 15, 2013 and shall be solely evidenced by senior notes that are substantially in the form of Exhibit “G” to this Agreement.

d.           Section 2.4 of the Loan Agreement is hereby deleted in its entirety.

2.           Consent.  Subject to the effectiveness of this Amendment, Agent and Lenders consent to the consummation of the Financing Transactions provided that such transactions are consummated no later than November 30, 2011.  Borrower shall deliver to Agent, upon execution thereof, true and correct copies of each of the notes evidencing the New Subordinated Debt.

3.           Covenants.  Borrower covenants and agrees that no later than January 15, 2012, Borrower shall:

a.           Provide written evidence satisfactory to Agent demonstrating that each of RRE Mill Creek Holdings, LLC, RCP Mill Creek Manager, LLC, Resource Properties XLIX, LLC and Resource Properties 54, Inc. have been dissolved and fully wound-up.

b.           Cause each of Resource Income Advisors, Inc., Parkwin Services, LLC, Torsion Capital, Inc. and Torsion Advisors, Inc. to (i) become a party to the Surety and Guaranty Agreement and Guarantor Security Agreement and (ii) have its Capital Stock pledged to Agent on behalf of Lenders, all pursuant to documents in form and substance satisfactory to Agent.

c.           Cause each of Highland Lodge Holdings, LLC, RRE Highland Lodge Manager, Inc., RSI I Manager, Inc. and RSI II Manager, Inc.to provide an opinion of counsel that each such Subsidiary is prohibited from becoming a Subsidiary Guarantor.

4.           Representations and Warranties.  Borrower represents and warrants to Agent, Issuing Bank and Lenders that:

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a.           Prior Representations.  Schedule C, Schedule 5.1, Schedule 5.2, Schedule 5.3, Schedule 5.7, Schedule 5.9, Schedule 5.10(a), Schedule 5.11(c)(ii), Schedule 5.13(a), Schedule 5.14(a), Schedule 5.17 and Schedule 5.22, are amended and restated in their entirety and collectively attached as Schedule A to this Amendment.  After giving effect to the amended and restated Schedules attached hereto as Schedule A to this Amendment, the representations and warranties made to Lenders in the Loan Agreement are true and correct in all material respects.

b.           Authorization. The execution and delivery by Borrower of this Amendment (i) are and will be within its powers, (ii) have been duly authorized by all necessary action on behalf of Borrower and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of  any nature on any of the properties of the Borrower.

c.           Valid, Binding and Enforceable. This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms except as such enforceability may be limited by any federal or state law affecting debtor and creditor rights or relating to the bankruptcy, insolvency, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar laws, proceedings, or equitable principles affecting the enforcement of creditors’ rights, as amended from time to time

d.           No Default.  No Default or Event of Default exists.

5.           Ratification of Loan Documents.  This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect.  Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment.  As security for the payment of the Obligations, and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement, Borrower hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing first lien on and security interest in, upon and to all of Borrower’s now owned or hereafter acquired, created or arising Collateral.

6.           Confirmation of Indebtedness. Borrower confirms and acknowledges that as of the close of business on November 28, 2011, (a) it is indebted to Agent and Lenders under the Loan Documents in the aggregate principal amount of $6,453,218.00, and (b) Issuing Bank has issued Letters of Credit in the aggregate face amount of $503,057.00, in each case without any deduction, defense, setoff, claim or counterclaim of any nature as of the date of this Amendment, plus all fees, costs and Expenses incurred to date in connection with the Loan Documents.

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7.           Confirmation of Subsidiary Guarantors.  By its signature below, each Subsidiary Guarantor hereby consents to and acknowledges the terms and conditions of this Amendment and agrees that its Surety and Guaranty Agreement dated May 24, 2007 is ratified and confirmed and shall continue in full force and effect and shall continue to cover all obligations of Borrower outstanding from time to time under the Loan Agreement as amended hereby. As security for the payment of the Obligations, and satisfaction by each Subsidiary Guarantor of all covenants and undertakings contained in the Loan Documents, each Subsidiary Guarantor hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing first lien on and security interest in, upon and to all of such Subsidiary Guarantor’s now owned or hereafter acquired, created or arising Collateral.

8.           Effectiveness Conditions.  This Amendment shall become effective upon the satisfaction of the following conditions:

a.           Execution and delivery of this Amendment by the parties hereto;

b.           Payment of the sum of $1,152,683.33 representing payment in full of the principal balance of the Term Loan and all accrued interest thereon through November 29, 2011;

c.           Payment to Agent for the ratable benefit of Lenders of a fully earned, non-refundable amendment fee in the amount of $75,000.00; and

d.           Payment by Borrower of all of Agent’s Expenses.

9.           Governing Law.  THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

10.           Modification.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower and Agent or Lenders, as required under the Loan Agreement.

11.           Duplicate Originals:  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

12.           Release.  As further consideration for the agreement of Agent, Issuing Bank and Lenders to enter into this Amendment, Borrower (and by its execution below, each Subsidiary Guarantor) hereby waives, releases, and discharges Agent, Issuing Bank and each Lender, all affiliates of Agent, Issuing Bank and each Lender and all of the directors, officers, employees, attorneys and agents of Agent, Issuing Bank and each Lender and all affiliates of such Persons, from any and all claims, demands, actions or causes of action existing as of the date hereof, arising out of or in any way relating to this Amendment, the Loan Agreement, the Loan Documents and/or any documents, agreements, instruments, dealings or other matters connected with this Amendment, the Loan Agreement, the Loan Documents or the administration thereof.

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13.           Waiver of Jury Trial:  BORROWER, AGENT AND EACH LENDER EACH HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

[Balance of Page Intentionally Blank]

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IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.

BORROWER:

Resource America, Inc.

By:             /s/  Thomas C. Elliott
Name:        Thomas C. Elliott
Title:           Senior Vice President and Chief Financial
            Officer

AGENT:

TD BANK, N.A.

By:            /s/ Eric C. Tweer
Name:       Eric C. Tweer
Title:         Vice President

LENDER:

TD BANK, N.A., as Lender

By:            /s/ Eric C. Tweer
Name:       Eric C. Tweer
Title:         Vice President

AGREED TO AND ACCEPTED:

SURETIES:

Apidos Capital Management, LLC

                      By:  /s/ Thomas C. Elliott
Name: Thomas C. Elliott
Title:   Chief Financial Officer

Ischus Capital Management, LLC

By  /s/ Thomas C. Elliott
Name: Thomas C. Elliott
Title:   Chief Financial Officer

RAI Ventures, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:     Senior Vice President

RCP Financial, LLC

By: /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

                     resource Capital Manager, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:     Senior Vice President

Resource Capital Investor, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Chief Financial Officer

Resource Capital Partners, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

Resource Financial Institutions Group,  Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Vice President and Chief
            Financial Officer

Resource Financial Fund Management, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President and Chief
            Financial Officer

Resource Housing Investors I, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Housing Investors II, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Housing Investors III, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Housing Investors IV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Leasing, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Treasurer

Resource Programs, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President and Treasurer

Resource Properties XVII, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXVI, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXX, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXXI, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XLVII, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XLIX, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties 54, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Real Estate, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Chief Executive Officer

Resource Real Estate Funding, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President

Resource Real Estate Holdings, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Vice President and Treasurer

Resource Real Estate Management, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

RRE1 Duraleigh Member, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

RRE2 Duraleigh Member, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

RRE Avalon Member, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

Resource Capital Partners II, LLC

By:           Resource Real Estate, Inc.

By:  /s/ Alan F. Feldman
 Name:  Alan F. Feldman
 Title:   Chief Executive Officer

RRE Leaseco, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

Resource Capital Markets, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Chief Financial Officer

RRE D2R2 2007-1, LLC

By: Resource Real Estate, Inc., its sole member

By:  /s/ Alan F. Feldman
 Name:  Alan F. Feldman
 Title:   Chief Executive Officer

RRE Investor, LLC
By: Resource Capital Partners II, LLC, its sole
 member

By: Resource Real Estate, Inc., its sole
 member

By:  /s/ Alan F. Feldman
 Name:  Alan F. Feldman
 Title:   Chief Executive Officer

Resource Real Estate Management, Inc.

By:  /s/ Steven Saltzman
Name:  Steven Saltzman
Title:    Chief Financial Officer

                                                                        Resource Real Estate Opportunity
                                                                    Advisor, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Chief Executive Officer

Walnut Street Investments, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Chief Executive Officer

Apidos Partners, Inc.

By:  /s/ Oscar Anderson
Name:  Oscar Anderson
Title:    Managing Director

Resource Real Estate Opportunity
Manager, LLC

By:  /s/ Steven Saltzman
Name:  Steven Saltzman
Title:    Chief Financial Officer and
               Senior Vice President

SCHEDULE A

SCHEDULE C

LIST OF SUBSIDIARIES NOT GUARANTYING

1.	Chadwick Securities, Inc.
2.	Resource Europe Management Limited
3.	Resource RSI Phase I, LLC
4.	Resource RSI Phase II, LLC
5.	RCP Nittany Pointe Manager, Inc.
6.	RCP Fountains GP, Inc.
7.	RCP Avalon Manager, Inc.
8.	RCP Falls at Duraleigh Manager, Inc.
9.	RCP Sage Canyon Manager, Inc.
10.	RCP Cuestas Manager, Inc.
11.	RCP Holdco I Manager, Inc.
12.	RCP Reserves Manager, Inc.
13.	RCP Foxglove Manager, Inc.
14.	RCP Santa Fe Manager, Inc.
15.	RCP Regents Center Manager, Inc.
16.	RCP Highland Lodge Manager, Inc.
17.	RCP Grove Manager, LLC
18.	RCP Howell Bridge Manager, Inc.
19.	RCP Heritage Lake Manager, LLC
20.	RCP Westchase Wyndham Manager, LLC
21.	RCP Pear Tree Manager, LLC
22.	RCP Wind Tree Manager, LLC
23.	RCP Chenal Brightwaters Manager, LLC
24.	Resource Asset Management, LLC
25.	LEAF Asset Management, LLC
26.	LEAF Commercial Finance Income Fund I, LP
27.	LEAF Commercial Finance Income Fund II, LP
28.	FLI Holdings, Inc.
29.	LEAF Financial Corporation
30.	LEAF Commercial Finance Co, LLC
31.	LEAF Funding, Inc.
32.	Resource Capital Funding II, LLC
33.	LEAF Ventures, LLC
34.	Merit Capital Manager, LLC
35.	Merit Capital Advance, LLC
36.	LEAF Capital Management, Inc.
37.	LEAF Capital Management, Inc.
38.	Resource Commercial Mortgages, Inc.
39.	RCP Magnolia Manager, LLC
40.	RCP West Wind Manager, LLC
41.	RCP Ryan’s Crossing Manager, LLC

42.	RCP Memorial Towers Manager, LLC
43.	RCP Villas Manager, LLC
44.	RCP Coach Lantern Manager, LLC
45.	RCP Foxcroft Manager, LLC
46.	RCP Tamarlane Manager, LLC
47.	RCP Park Hill Manager, LLC
48.	RCP Bent Oaks Manager, LLC
49.	RCP Cape Cod Manager, LLC
50.	RCP Woodland Hills Manager, LLC
51.	RCP Woodhollow Manager, LLC
52.	Merit Processing, LLC
53.	LEAF Ventures II, LLC
54.	Prompt Payment, LLC
55.	LEAF Commercial Finance Fund, LLC
56.	RRE Oak Park Leaseco, LLC
57.	Apidos Select Corporate Credit Fund GP, LLC
58.	RCP Wyndridge Manager, LLC
59.	RCP Mill Creek Manager, LLC
60.	RCP Waterstone Manager, LLC
61.	Commerce Square Insurance Services, LLC
62.	Commerce Square Equipment Reinsurance Co. Ltd.
63.	LEAF Commercial Capital, Inc.
64.	LEAF Capital Funding, LLC
65.	Highland Lodge Holdings, LLC
66.	RRE Highland Lodge Manager, Inc.
67.	RSI I Manager, Inc.
68.	RSI II Manager, Inc.

SCHEDULE 5.1

States of Qualifications

Entity Name	State(s) of Qualification

1.	Resource America, Inc.	DE, PA
2.	Apidos Capital Management, LLC	DE, NY
3.	Ischus Capital Management, LLC	DE, NY
4.	RAI Ventures, Inc.	DE
5.	RCP Financial, LLC	PA
6.	Resource Capital Manager, Inc.	DE, NY
7.	Resource Capital Investor, Inc.	DE
8.	Resource Capital Partners, Inc.	DE, PA, CO
9.	Resource Financial Institutions Group, Inc.	DE
10.	Resource Financial Fund Management, Inc.	DE
11.	Resource Housing Investors I, Inc.	DE
12.	Resource Housing Investors II, Inc.	DE
13.	Resource Housing Investors III, Inc.	DE
14.	Resource Housing Investors IV, Inc.	DE
15.	Resource Leasing, Inc.	DE
16.	Resource Programs, Inc.	DE, PA, NY
17.	Resource Properties VIII, Inc.	DE
18.	Resource Properties XVII, Inc.	DE
19.	Resource Properties XXV, Inc.	DE
20.	Resource Properties XXVI, Inc.	DE
21.	Resource Properties XXX, Inc.	DE
22.	Resource Properties XXXI, Inc.	DE
23.	Resource Properties XLI, Inc.	DE
24.	Resource Properties XLVII, Inc.	DE
25.	Resource Properties XLIX, Inc.	DE
26.	Resource Properties 54, Inc.	DE
27.	Resource Real Estate, Inc.	DE
28.	Resource Real Estate Funding, Inc.	DE, PA, CA
29.	Resource Real Estate Holdings, Inc.	DE
30.	Resource Real Estate Management, LLC	DE
31.	RRE1 Duraleigh Member, LLC	DE
32.	RRE2 Duraleigh Member, LLC	DE
33.	RRE Avalon Member, LLC	DE
34.	Resource Capital Partners II, LLC	DE
35.	RRE Leaseco, LLC	DE
36.	Resource Capital Markets, Inc.	DE
37.	RRE D2R2 2007-1, LLC	DE
38.	RRE Investor, LLC	DE
39.	Resource Real Estate Management, Inc.	DE, CA, OH, PA
40.	Resource Real Estate Opportunity Advisor, LLC	DE
41.	Apidos Partners, Inc.	DE
42.	Walnut Street Investments, LLC	DE
43.	Resource Real Estate Opportunity Manager, LLC	DE
44.	Parkwin Services, LLC	DE, D.C., MD

SCHEDULE 5.1
(continued)

Entity Name	State(s) of Qualification

45.	Resource Income Advisors, Inc.	DE
46.	Torsion Capital, Inc.	DE
47.	Torsion Advisors, Inc.	DE

SCHEDULE 5.2

Places of Business

1845 Walnut Street, 9th and 10th Floor
Philadelphia, PA  19103

2005 Market Street, 15th Floor
Philadelphia, PA 19103

712 Fifth Avenue, 12th Floor
New York, NY  10019

One Crescent Drive, Suite 203
Navy Yard Corporate Center
Philadelphia, PA 19112

2121 Rosecrans Avenue, Suite 3310
El Segundo, CA 90245

Resource Europe Management LTD
10 Brook St
London, England W1S 1BG

3033 East First Avenue, Suite 805
Denver, CO  80206

Resource Real Estate Management
14301 First National Bank Parkway
Suite 310
Omaha, NE  68154

SCHEDULE 5.3

Judgments, Proceedings Litigation and Orders

WMP I LLC v. CSC Mayfair Land Limited Partnership, et al., 11th Circuit Court, Miami-Dade County, Florida, Case No. 11-12640CA09.

Nicole Dussault v. Resource Real Estate Management, Inc., et al., Superior Court, Cumberland County, Maine, Case No. CV-2010-347.

SCHEDULE 5.7

Federal Tax ID and State ID No.

Entity Name	EIN	State Id No.
Resource America, Inc.	72-0654145	636908
Apidos Capital Management, LLC
Ischus Capital Management, LLC
RAI Ventures, Inc.
RCP Financial, LLC
Resource Capital Manager, Inc.
Resource Capital Investor, Inc.
Resource Capital Partners, Inc.
Resource Financial Institutions Group, Inc.
Resource Financial Fund Management, Inc.
Resource Housing Investors I, Inc.
Resource Housing Investors II, Inc.
Resource Housing Investors III, Inc.
Resource Housing Investors IV, Inc.
Resource Leasing, Inc.
Resource Programs, Inc.
Resource Properties VIII, Inc.
Resource Properties XVII, Inc.
Resource Properties XXV, Inc.
Resource Properties XXVI, Inc.
Resource Properties XXX, Inc.
Resource Properties XXXI, Inc.
Resource Properties XLI, Inc.
Resource Properties XLVII, Inc.
Resource Properties XLIX, Inc.
Resource Properties 54, Inc.
Resource Real Estate, Inc.
Resource Real Estate Funding, Inc.
Resource Real Estate Holdings, Inc.
Resource Real Estate Management, LLC
RRE1 Duraleigh Member, LLC
RRE2 Duraleigh Member, LLC
RRE Avalon Member, LLC
Resource Capital Partners II, LLC
RRE Leaseco, LLC
Resource Capital Markets, Inc.
RRE D2R2 2007-1, LLC
RRE Investor, LLC
Resource Real Estate Management, Inc.
Resource Real Estate Opportunity Advisor, LLC
Apidos Partners, Inc.
Walnut Street Investments, LLC
Resource Real Estate Opportunity Manager, LLC
Parkwin Services, LLC
Resource Income Advisors, Inc.
Torsion Capital, Inc.
Torsion Advisors, Inc.

SCHEDULE 5.9

Subsidiaries and Affiliates

See Attached

SCHEDULE 5.10(a)

Existing Guaranties, Investments and Borrowings
GUARANTEES:
None

INVESTMENTS:                                                                                                           Balance at 6/30/11
Commercial Finance Investments, net:                                                                             $  164,977,658.62
Investments in real estate, net                                                                                         $    17,330,879.43
Investment Securities, at fair value:                                                                                 $    18,634,822.18
Investment in Unconsolidated Entities:                                                                             $    12,256,033.25

INTERCOMPANY BORROWINGS:

Lender	Borrower	Balance at 6/30/11
Resource Programs	RAI Corporate	$24,339,558.40
RAI Corporate	Real Estate	18,347,647.05
Resource Capital Partners, Inc.	RAI Corporate	42,339,273.02
Resource Real Estate Funding	RAI Corporate	233,169.95
Resource Real Estate Management, Inc.	RAI Corporate	1,000.00
Resource Leasing	RAI Corporate	35,732,412.36
RAI Corporate	LEAF Financial Corp	49,344,951.22
RAI Corporate	Flih	17,946,115.76
Resource Financial Fund Mgt.	RAI Corporate	21,932,356.61
RAI Corporate	Apidos	39,120,727.31
RAI Corporate	Apidos Select Corporate Credit Fund	101,150.00
RAI Corporate	Ischus	27,416,632.27
RAI Corporate	RFIG	4,631,349.18
RAI Corporate	Resource Capital Manager, Inc.	2,032,101.25
Resource Capital Investor	RAI Corporate	4,178,653.98
RAI Corporate	Trapeza	8,046.59
RAI Corporate	Resource Asset Management, Inc (RAMI)	629,005.25
RAI Corporate	RAI Ventures	5,971,902.27
RAI Corporate	Chadwick Securities	657,351.46
Resource Europe	RAI Corporate	117,669.25
RAI Corporate	Resource Capital Markets, Inc.	1,999,345.94
Resource Real Estate	Resource Programs	41,416,593.38
Resource Real Estate Funding	Resource Capital Manager	5,242,441.74
LEAF Financial	Resource Financial Fund Mgt.	77,769.69
Resource Capital Markets	Chadwick Securities	73,004.89
Resource Capital Partners, Inc.	Chadwick Securities	81,403.36
Resource Europe	Chadwick Securities	32,436.98
Resource Europe	Resource Capital Markets, Inc.	144,648.88
RRE Opportunity Advisor, LLC	RAI Corporate	2,084.92
RAI Corporate	LEAF Commercial Capital	2,189,201.77

Lender	Borrower	Balance at 6/30/11
LEAF Financial	LEAF Commercial Capital	372,673.47
Resource Capital Markets	Resource Financial Fund Management	1,590,979.91
Resource Capital Markets	Resource Capital Manager	109,394.75
RRE Opportunity Advisor, LLC	Chadwick Securities	155,339.26

SCHEDULE 5.10(a) continued

Existing Guaranties, Investments and Borrowings

		BALANCE AT
LENDER	BORROWER	6/30/11

Senior Notes	Resource America, Inc.	$18,820,000
	Less Discount	(3,094,044)
		15,725,956
Resource Capital Corporation	Resource Capital Partners, Inc.	1,704,977
De Lage Landen	Resource America, Inc.	19,489
De Lage Landen	LEAF Financial, Inc.	48,876
Key Equipment Finance, Inc.	LEAF Financial, Inc.	51,773
Bank of America Leasing & Capital, Inc.	LEAF Financial, Inc.	29,327
Greenwich Capital Finance Products, Inc.	Resource RSI Phase I & II, LLC	11,908,952
Microsoft Financing Corporation	Resource America, Inc.	42,171
Lehman Brothers/ Litton Loan Servicing	LEAF Financial, Inc.	1,444,876
Guggenheim Partners Asset Management, Inc.	LEAF Commercial Capital	70,000,000
	Less Discount	(413,508)
		69,586,492
Equipment contract backed notes	LEAF Receivables Funding 3	84,827,309
Series 2010-2	Less Discount	(4,449,910)
		80,377,399
		180,940,288
TD Bank, N.A.	Resource America, Inc. term note	1,400,000
TD Bank, N.A.	Resource America, Inc. line of credit	7,492,971
Total borrowings per balance sheet at 6/30/11		$189,833,259

SCHEDULE 5.11(c)(ii)

The Resource America, Inc. Employee Stock Ownership Plan (“ESOP”)
In December 2008, the Company filed an application under the voluntary correction program ("VCP") with the Internal Revenue Service (“IRS”) in order to correct certain compliance errors that were made with respect to the ESOP.  The Company has finalized the corrections required under the VCP compliance statement.  Furthermore, the Department of Labor (“DOL”) closed its audits of the ESOP and the Resource America, Inc. Investment Savings Plan (“401(k) Plan”) for the plan years from 2005 to 2009 without any significant changes or corrections required. The Company has decided to terminate the ESOP and, in connection with this termination, has filed for a final determination letter with the IRS.  After receipt of this final determination letter (which probably will be received toward the end of fiscal 2011 or the beginning of fiscal 2012), the Company then plans to distribute the available plan assets to participants and liquidate the ESOP trust.

The Resource America, Inc. Investment Savings Plan (“401k”)
In May 2010, the Company discovered errors in the calculation of the employer match and the calculation of the vested percentages for some employees and has paid the corrections to the Plan.  In January 2011, the Company filed for approval of the corrections under the VCP.

SCHEDULE 5.13(a)

Schedule of Names

Resource Residential

Resource Management

SCHEDULE 5.14(a)

Other Associations

Resource Financial Fund Management holds a Limited Partnership interest in each of the partnerships below:

Entity	Percentage of Limited Partnership Insterests Owned

Trapeza Partners III L.P.	6.10%

Trapeza Partners IV L.P.	5.04%

Trapeza Partners V L.P.	13.25%

Compass Island Partners, L.P.	9.99%

Compass Island Partners A, L.P.	9.99%

Cradle Cove Partners, L.P.	10.64%

Cradle Cove Partners II, L.P.	5.81%

Cradle Cove Investment Opportunities Fund, L.P.	5.71%

Apidos Select Corporate Credit Fund, L.P.	2.27%

SCHEDULE 5.17

Capital Stock or Units

	Authorized Shares / Units / % Interests	Shares / Units / % Interests Issued
RESOURCE AMERICA, INC.

Preferred Stock	1,000,000	0
Common Stock	49,000,000	18,308,813
Apidos Capital Management, LLC	100%	100%
Ischus Capital Management, LLC	100%	100%
RAI Ventures, Inc.	1,000	100
RCP Financial, LLC	100%	100%
Resource Capital Manager, Inc.	1,000	1,000
Resource Capital Investor, Inc.	1,000	1,000
Resource Capital Partners, Inc.	1,000	100
Resource Financial Institutions Group, Inc.	1,000	1,000
Resource Financial Fund Management, Inc.	1,000	100
Resource Housing Investors I, Inc.	1,000	100
Resource Housing Investors II, Inc.	1,000	100
Resource Housing Investors III, Inc.	1,000	100
Resource Housing Investors IV, Inc.	1,000	100
Resource Leasing, Inc.	1,000	100
Resource Programs, Inc.	100	100
Resource Properties XVII, Inc.	1,000	100
Resource Properties XXV, Inc.	1,000	100
Resource Properties XXVI, Inc.	1,000	100
Resource Properties XXX, Inc.	1,000	100
Resource Properties XXXI, Inc.	1,000	100
Resource Properties XLVII, Inc.	1,000	100
Resource Properties XLIX, Inc.	1,000	100
Resource Properties 54, Inc.	1,000	100
Resource Real Estate, Inc.	1,000	100
Resource Real Estate Funding, Inc.	1,000	1,000
Resource Real Estate Holdings, Inc.	1,000	100
Resource Real Estate Management, LLC	100%	100%
RRE1 Duraleigh Member, LLC	100%	100%
RRE2 Duraleigh Member, LLC	100%	100%
RRE Avalon Member, LLC	100%	100%
Resource Capital Partners II, LLC	100%	100%
RRE Leaseco, LLC	100%	100%
Resource Capital Markets, Inc.	1,000	1,000
RRE D2R2 2007-1, LLC	100%	100%
RRE Investor, LLC	100%	100%
Resource Real Estate Management, Inc.	1,000	1,000
Resource Securities, Inc.	1,000	1,000
Resource Europe Management Limited	1	1
Resource RSI Phase I, LLC	100%	100%
Resource RSI Phase II, LLC	100%	100%
RCP Nittany Pointe Manager, Inc.	1,000	100

RCP Fountains GP, Inc.	1,000	100
RCP Avalon Manager, Inc.	1,000	1,000
RCP Falls at Duraleigh Manager, Inc.	1,000	1,000
RCP Sage Canyon Manager, Inc.	1,000	1,000
RCP Cuestas Manager, Inc.	1,000	1,000
RCP Holdco I Manager, Inc.	1,000	1,000
RCP Reserves Manager, Inc.	1,000	1,000
RCP Foxglove Manager, Inc.	1,000	1,000
RCP Santa Fe Manager, Inc.	1,000	1,000
RCP Regents Center Manager, Inc.	1,000	1,000
RCP Highland Lodge Manager, Inc.	1,000	1,000
RCP Grove Manager, LLC	100%	100%
RCP Howell Bridge Manager, Inc.	1,000	1,000
RCP Heritage Lake Manager, LLC	100%	100%
RCP Westchase Wyndham Manager, LLC	100%	100%
RCP Pear Tree Manager, LLC	100%	100%
RCP Wind Tree Manager, LLC	100%	100%
RCP Chenal Brightwaters Manager, LLC	100%	100%
Resource Asset Management, LLC	30,000,000	22,500,000
LEAF Asset Management, LLC	100%	100%
FLI Holdings, Inc.	1,000	100
LEAF Financial Corporation	10,000,000	9,900,000
LEAF Commercial Finance Co, LLC	100%	100%
LEAF Funding, Inc.	1,000	1,000
Resource Capital Funding II, LLC	100%	100%
LEAF Ventures, LLC	100%	100%
Merit Capital Manager, LLC	100%	100%
Merit Capital Advance, LLC	100%	100%
LEAF Capital Management, Inc.	1,000	100
Resource Commercial Mortgages, Inc.	1,000	100
RCP Magnolia Manager, LLC	100%	100%
RCP West Wind Manager, LLC	100%	100%
RCP Ryan’s Crossing Manager, LLC	100%	100%
RCP Memorial Towers Manager, LLC	100%	100%
RCP Villas Manager, LLC	100%	100%
RCP Coach Lantern Manager, LLC	100%	100%
RCP Foxcroft Manager, LLC	100%	100%
RCP Tamarlane Manager, LLC	100%	100%
RCP Park Hill Manager, LLC	100%	100%
RCP Bent Oaks Manager, LLC	100%	100%
RCP Cape Cod Manager, LLC	100%	100%
RCP Woodland Hills Manager, LLC	100%	100%
RCP Woodhollow Manager, LLC	100%	100%
Merit Processing, LLC	100%	100%
LEAF Ventures II, LLC	100%	100%
Prompt Payment, LLC	100%	100%
LEAF Commercial Finance Fund, LLC	100%	100%
RRE Oak Park Leaseco, LLC	100%	100%
Apidos Select Corporate Credit Fund GP, LLC	100%	100%
RRE Wyndridge Holdings, LLC	100%	100%
RCP Wyndridge Manager, LLC	100%	100%
RRE Mill Creek Holdings, LLC	100%	100%

RCP Mill Creek Manager, LLC	100%	100%
Resource Real Estate Opportunity Advisor, LLC	100%	100%
Apidos Partners, Inc.	1,000	1,000
Walnut Street Investments, LLC	100%	100%
Resource Real Estate Opportunity Manager, LLC	100%	100%
Parkwin Services, LLC	100%	100%
Resource Income Advisors, Inc.	100%	100%
Torsion Capital, Inc.	100%	100%
Torsion Advisors, Inc.	100%	100%
Highland Lodge Holdings, LLC	100%	100%
RRE Highland Lodge Manager, Inc.	100%	100%
RSI I Manager, Inc.	100%	100%
RSI II Manager, Inc.	100%	100%

SCHEDULE 5.22

Deposit Accounts

Resource America	The Bancorp Bank
Resource America	TD Bank N.A.
Resource America	TD Bank N.A.
Resource Financial Fund Management, Inc.	TD Bank N.A.
Resource Financial Fund Management, Inc.	TD Bank N.A.
Resource Financial Institutions Group	TD Bank N.A.
Resource Capital Manager, Inc.	TD Bank N.A.
Resource Capital Investor, Inc.	TD Bank N.A.
Ischus Capital Management LLC	TD Bank N.A.
Apidos Capital Management LLC	TD Bank N.A.
Resource Capital Markets, Inc.	TD Bank N.A.
Resource Capital Partners, Inc.	TD Bank N.A.
Resource Real Estate Funding, LLC	TD Bank N.A.
Resource Real Estate Management, Inc.	TD Bank N.A.
RRE D2R2 2007-1, LLC	TD Bank N.A.
Resource Capital Partners, Inc.	Bank of America

EXHIBIT G

Form of Note for New Subordinated Debt

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

SENIOR NOTE

Philadelphia, Pennsylvania
Dated:  November 29, 2011

$_________________________

FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, RESOURCE AMERICA, INC., a Delaware corporation (“Company”), hereby promises to pay to the order of _______________ (“Holder”), the principal sum of ____________________ and 00/100 ($__________ ), together with interest thereon upon the terms and conditions hereinafter set forth.

1.           Interest Rate.  Interest on the unpaid principal balance hereof will accrue from the date hereof until final payment thereof at the fixed rate of nine percent (9%) per annum.

2.           Interest Payment Dates.  Interest on this Note shall be payable quarterly in arrears on December 31, March 31, June 30 and September 30 in each year, commencing with December 31, 2011.  Interest payable on the first interest payment date shall be calculated on the basis of a 360-day year for the actual number of days elapsed between the date of issuance of this Note and December 31, 2011.

3.           Maturity.  Principal, together with all accrued and unpaid interest thereon and all other fees, costs and expenses payable hereunder is due and payable on October 15, 2013 (the “Maturity Date”).

4.           Place of Payment.  Principal and interest hereunder shall be payable at the office of Holder set forth in Section 19 hereof, or at such other place as Holder, from time to time, may designate in writing.

5.           Payment Method.  All payments under this Note are to be made in immediately available funds.  If Holder accepts payment in any other form, such payment shall not be deemed to have been made until the funds comprising such payment have been actually received or made available to Holder.

6.           Application of Payments.  Any and all payments on account of this Note shall be applied, first to accrued and unpaid interest, then to other sums due hereunder and thereafter to outstanding principal.  The Company agrees that, to the extent it makes a payment or payments and such payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or payments, the obligations or part thereof hereunder intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made.

7.           Subordination.

(a)           The payment of all indebtedness, liabilities, and obligations of Company to Holder under this Note, whether now existing or hereafter arising (collectively, the “Subordinated Debt”), is expressly subordinated to the indebtedness set forth on Schedule I attached hereto (the “Senior Debt”) and the obligations of the Company set forth therein.  The term “Senior Debt” shall include any and all obligations of Company to the lenders set forth on Schedule I including, without limitation, interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to Company, whether or not a claim for such post-commencement interest is allowed.  All capitalized terms used in this Section 7 in connection with the Senior Debt and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement (as defined herein).  The term “Loan Agreement” means that certain Amended and Restated Loan and Security Agreement dated March 10, 2011, as the same may be amended, supplemented, restated or replaced from time to time among Company, TD Bank, N.A. as Agent and Issuing Bank and the Lenders party thereto from time to time.

(b)           Until the Senior Debt is indefeasibly paid in full and any commitment to make advances under the facilities evidencing the Senior Debt has terminated, Company shall not pay, and Holder shall not accept, any payments of any kind (including prepayments) associated with the Subordinated Debt; provided, however, that so long as no material event of default (for purposes of the Loan Agreement, a Significant Default) under the facilities evidencing the Senior Debt exists or after giving effect to the making of any such payment(s) would exist, Company may pay and Holder may accept regularly scheduled payments of interest on the Subordinated Debt.  Except as set forth in subsection (k), no principal payment of any kind (by voluntary prepayment, acceleration, set-off or otherwise) of any portion of the Subordinated Debt may be made by Company or received or accepted by Holder at any time prior to the indefeasible payment in full of the Senior Debt and termination of any commitment to make advances under the facilities evidencing the Senior Debt.

(c)           Any payments on the Subordinated Debt received by Holder other than as permitted in clause (b) above, shall be held in trust for Agent and Holder will forthwith turn over any such payments in the form received, properly endorsed, to Agent to be applied to the Senior Debt as determined in accordance with the Loan Agreement.

(d)           Company shall not grant to Holder and Holder shall not take any lien on or security interest in any of Company’s property, now owned or hereafter acquired, created or arising.

(e)           Holder shall not make any assertion or claim in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to Agent for the benefit of Secured Parties under and in connection with the Loan Agreement, or any amendment, extension, replacement thereof or related agreement among Agent, Issuing Bank, Lenders and Company.

(f)           Holder shall not commence any action or proceeding of any kind against  Company to recover all or any part of the Subordinated Debt not paid when due, and shall at no time join with any creditor, in bringing any proceeding against Company under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency law now or hereafter existing, unless and until the Senior Debt shall be indefeasibly paid in full and any commitment to make advances under the facilities evidencing the Senior Debt has terminated.  Holder, however may accelerate the amount of the Subordinated Debt upon the occurrence of (i) the acceleration of the Senior Debt; and (ii) the filing of a petition under the Bankruptcy Code by Company.

(g)           In the event of any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency proceeding of Company (each a “Proceeding”), Holder shall at Agent’s request file any claims, proofs of claim, or other instruments of similar character necessary to enforce the obligations of Company in respect of the Subordinated Debt (each a “Claim”) and will hold in trust for Agent and pay over to Agent in the same form received, to be applied on the Senior Debt as determined in accordance with the Loan Agreement, any and all money, dividends or other assets received in any such Proceeding on account of the Subordinated Debt, unless and until the Senior Debt shall be indefeasibly paid in full (and any commitment to make advances under the Loan Agreement has terminated), including without limitation interest accruing after the commencement of any Proceeding, whether or not a claim for such post-commencement interest is allowed.  In the event that Holder has not filed a Claim before the fifteenth (15th) day prior to the deadline for filing such Claim, Agent may, as attorney-in-fact for Holder, take such action on behalf of Holder and Holder hereby appoints Agent as attorney-in-fact for Holder to demand, sue for, collect, and receive any and all such money, dividends or other assets and give acquittance therefore and to file any such Claim and to take such other proceedings in Agent’s name or in the name of Holder, as Agent may deem necessary or advisable for the enforcement of the provisions of this Section 7.  Holder shall execute and deliver to Agent such other and further powers of attorney or other instruments as Agent reasonably may request in order to accomplish the foregoing.

(h)           The lenders named in the facilities evidencing the Senior Debt may, at any time and from time to time, without the consent of or notice to Holder, without incurring responsibility to Holder, and without impairing or releasing any of the rights of such lenders or any of the obligations of Holder hereunder:

i.           Change the amount, manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt (including increasing the principal amount thereof), or any part thereof, or amend, supplement or replace the documents evidencing the facilities in any manner or enter into or amend, supplement or replace in any manner any other agreement relating to the Senior Debt;

ii.           Sell, exchange, release or otherwise deal with all or any part of the collateral securing the Senior Debt or any part thereof;

iii.           Release anyone liable in any manner for the payment or collection of the Senior Debt;

iv.           Exercise or refrain from exercising any rights against Company or any Subsidiary Guarantor, or any of them, or others; and

v.           Apply sums paid by any party to the Senior Debt in any order or manner as determined pursuant to the Loan Agreement.

(i)           Holder will advise each future holder of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent provided herein.  Holder represents that no part of the Subordinated Debt or any instrument evidencing the same has been transferred or assigned and Holder will not transfer or assign, except to Agent for the ratable benefit of Secured Parties, any part of the Subordinated Debt while any Senior Debt remains outstanding, unless such transfer or assignment is made expressly subject to the provisions of this Section 7.  Holder and Company shall not modify or permit the modification of the payment terms of the Subordinated Debt or otherwise modify this Note.

(j)           Holder represents and warrants that neither the contents and provisions of this Section 7 nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions, or provisions of or constitute a default under any agreement or instrument to which Holder is now subject.

(k)           In the event that Company at any time terminates the financing arrangements with respect to the Senior Debt, then the provisions of this Section 7 shall inure to the benefit of any financial institution obtained by Company to provide replacement financing for Company and, in connection with such replacement financing, Holder shall, if requested by such replacement lender, execute with such replacement lender a subordination agreement substantially similar to the provisions of this Section 7.  Notwithstanding the foregoing, the Company shall enter into no extension, termination, refinancing, replacement, amendment or other modification of the Senior Debt that contemplates the existence of Senior Debt past the Maturity Date, unless the documents evidencing the resulting extended, terminated, refinanced, replaced, amended or otherwise modified credit facility expressly permits the timely payment due to Holder on the Maturity Date of the principal and all amounts then due under this Note, except in the case of the existence of a material event of default (for purposes of the Loan Agreement, a Significant Default) thereunder.

(l)           Company and Holder each expressly agree that Agent, Issuing Bank and Lenders are third party beneficiaries of the provisions of this Section 7 and understand that Agent, Issuing Bank and Lenders shall rely on such provisions to make and continue to make the Senior Debt available to Company.

8.           Transaction Documents.  This Note is entitled to all rights and remedies provided in the Note Purchase Agreement dated September 24, 2009 between the Company and Holder, and all other documents executed or delivered in connection herewith (this Note and such documents, as any of them may be amended from time to time, being collectively the “Transaction Documents”).

9.           Acceleration Upon Change in Control.  In the event of a Change in Control (defined below), the Maturity Date shall be accelerated to a date (the “Accelerated Maturity Date”), as selected by the Company, that is not more than five (5) business days from the event or transaction that constitutes a Change in Control.  Within fifteen (15) days of the Accelerated Maturity Date, the Company shall notify the Holder in writing of the termination of this Note and shall pay to the Holder the principal amount outstanding under this Note together with interest accrued thereon at the rate specified herein to the date of payment.  Any failure by the Company to pay any amounts due under this Section 9 shall constitute an Event of Default (as defined below).

Upon Holder’s receipt of the principal and interest due hereunder, Holder shall promptly destroy this Note or return it to the Company.  The Holder hereby agrees to certify in writing to the Company the successful destruction or mailing to the Company of the original Note.

A “Change in Control” means:

(a)           the acquisition of ownership, directly or indirectly, beneficially or of record, by any persons (within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or group of persons acting in concert as a partnership or other “group” (within the meaning of the Exchange Act) of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets);

(b)           that, at any time after the date hereof, persons who, at the date hereof, constituted the board of directors of the Company, together with any new persons whose election was approved by  the vote of a majority of the persons then still comprising the board of directors of the Company who were either members of the board of directors of the Company at the date hereof or whose election, designation or nomination for election was previously so approved, cease for any reason to constitute a majority of the board of directors of the Company;

(c)           the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any person; or

(d)           the Company consolidates or merges with or into another person or any person consolidates or merges with or into the Company, in either case under this clause (d) in one transaction or a series of related transactions in which immediately after the consummation thereof persons owning, directly or indirectly, beneficially or of record Equity Interests representing in the aggregate 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company immediately prior to such consummation, do not own, directly or indirectly, beneficially or of record Equity Interests representing a majority of the aggregate ordinary voting power of the Equity Interests of the Company or the surviving or transferee person.

As used in this Section 9, “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

10.           Events of Default.  For purposes hereof, each of the following shall constitute an Event of Default (“Event of Default”) hereunder:

(a)           the failure of the Company to pay any amount of principal on this Note on the date such payment is due and payable;

(b)           the failure of the Company to pay any amount of interest on this Note, any fees or other sums payable hereunder or any other obligations, indebtedness, liabilities and undertakings of the Company to Holder, whether now or hereafter owing or existing under this Note (the “Indebtedness”) on the date on which such payment is due, whether on demand, at the stated maturity or due date thereof or by reason of any requirement for the prepayment thereof, by acceleration or otherwise, and such failure continues unremedied for a period of five (5) business days after Holder’s delivery of written notice to the Company of such monetary default (such five business day period, the “Payment Cure Period”);

(c)           the failure of the Company to duly perform or observe any obligation, covenant or agreement on its part contained herein and such failure continues unremedied for a period of ten business (10) days after notice from Holder to the Company of the existence of such failure.  Notwithstanding the foregoing, if such failure specifically constitutes an Event of Default under some other subsection of this Section and is incapable of remedy or cure, the Company shall not be entitled to any notice or grace hereunder;

(d)           the adjudication of the Company as a bankrupt or insolvent, or the entry of an order for relief against the Company or the entry of an order appointing a receiver or trustee for the Company or any of its property or approving a petition seeking reorganization or other similar relief under the bankruptcy or other similar laws of the United States or any state or any other competent jurisdiction;

(e)           a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law is filed by or (unless dismissed within 90 days) against the Company, or the Company makes an assignment for the benefit of creditors, or the Company takes any action to authorize any of the foregoing;

(f)           all or any material part of the assets of Company come within the possession or control of any receiver, trustee, custodian or assignee for the benefit of creditors;

(g)           any representation or warranty of the Company in any of the Transaction Documents is discovered to be untrue in any material respect as of the date such representation or warranty is made;

(h)           the Company voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated;

(i)           the Company is enjoined, restrained, or in any way prevented by the order of any court or any administrative or regulatory agency, the effect of which order restricts the Company from conducting all or any material part of its business; or

(j)           an Event of Default (as defined in the Loan Agreement) occurs under the facilities evidencing the Senior Debt and is not cured within any applicable cure period.

11.           Remedies.  Upon the occurrence of an Event of Default, Holder, at its option and without notice to the Company, may declare immediately due and payable the entire Indebtedness, together with interest accrued thereon at the rate specified herein to the date of payment.  Payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies in this Note, or as may be available to Holder at law or in equity. If Holder employs counsel to enforce this Note by suit or otherwise, the Company will reimburse Holder for all costs of suit and other expenses in connection therewith, whether or not suit is actually instituted, together with Holder’s reasonable attorney’s fees incurred for collection, together, to the extent permitted by applicable law, with interest on any judgment obtained by Holder at the rate specified herein, including interest from and after the date of execution, judicial or foreclosure sale until actual payment is made to Holder of the full amount due to Holder.

12.           Set-Off.  Without limiting the rights of Holder under applicable law, Holder has and may exercise a right of set-off, a lien against and a security interest in all property of the Company now or at any time in Holder’s possession in any capacity whatsoever.  At any time and from time to time following the occurrence of an Event of Default, or an event which with the giving of notice or passage of time or both would constitute an Event of Default, Holder may without notice or demand, set-off and apply any and all sums at any time held and other indebtedness at any time owing by Holder to or for the credit of the Company against any or all of the Indebtedness.

13.           Delay or Omission Not Waiver.  Neither the failure nor any delay on the part of Holder to exercise any right, remedy, power or privilege under this Note upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege.  No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Holder. No single, partial or full exercise of any rights, remedies, powers and privileges by Holder shall preclude further or other exercise thereof.  No course of dealing between Holder and the Company shall operate as or be deemed to constitute a waiver of Holder’s rights under this Note or affect the duties or obligations of the Company.

14.           Remedies Cumulative.  The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Holder’s favor under the other Transaction Documents, at law or in equity.

15.           Recovery of Judgments.  The recovery of any judgment by Holder and/or the levy of execution under any judgment upon any assets of the Company shall not affect in any manner or to any extent any rights, remedies or powers of Holder under this Note or any of the other Transaction Documents, but such rights, remedies and powers of Holder shall continue unimpaired as before.

16.           Releases.  The Company agrees that (i) Holder may release, compromise, forbear with respect to, waive, suspend, extend or renew any of the terms of the Transaction Documents, and (ii) the Transaction Documents may be amended, supplemented or modified by Holder and the other signatory parties as it may require, without in any way affecting the validity of this Note.  Any action taken by Holder pursuant to the foregoing shall in no way be construed as a waiver or release of any other right or remedy of Holder, or of any Event of Default, or of any liability or obligation of the Company hereunder or under any of the Transaction Documents.

17.           Indebtedness Solely Corporate Obligations.  No recourse for the payment of any Indebtedness due hereunder or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company under any Transaction Document, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, partner, member, manager, employee, agent, officer, trustee, director or subsidiary, as such, past, present or future, of the Company, or any of its subsidiaries or of any successor thereto, either directly or through the Company or any of its subsidiaries or of any successor thereto, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of the Transaction Documents, including, without limitation, this Note.

18.            Submission to Jurisdiction.  THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  THE COMPANY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO IT AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

19.           Waivers.  In connection with any proceedings under the Transaction Documents or in connection with any Indebtedness, including without limitation any action by Holder in replevin, foreclosure or other court process or in connection with any other action related to the Transaction Documents or the Indebtedness, the Company hereby waives and releases:

(a)           all errors, defects and imperfections in such proceedings;

(b)           all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered under any of the Transaction Documents or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

(c)           presentment for payment, demand, notice of demand, notice of nonpayment or dishonor or acceleration, protest and notice of protest of any of the Transaction Documents, including this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note or any other Indebtedness;

(d)           any requirement for bonds, security or sureties required by statute, court rule or otherwise;

(e)           all rights to claim or recover attorney’s fees and costs in the event that Holder is successful in any action to remove, suspend or enforce a judgment entered by confession.

20.           Communications and Notices.  All notices, consents, approvals and requests required or permitted hereunder (a “Notice”) shall be given in writing and shall be effective for all purposes if (i) hand delivered, or (ii) sent by (A) certified or registered United States mail, postage prepaid, (B) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (C) telecopier (confirmed electronically), in any case addressed as follows (or to such other address or person as a party shall designate from time to time by notice to the other party):

To the Company:

Resource America, Inc.
One Crescent Drive
Navy Yard Corporate Center
Philadelphia, PA 19112
Attention: Jeffrey F. Brotman
Telecopy Number: (215) 546-5308

To Holder:

Telephone:
Facsimile:

A Notice shall be deemed to have been given:  in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a business day; in the case of expedited prepaid delivery, upon the first attempted delivery on a business day; or in the case of telecopier, on the date confirmed electronically.

21.           Severability.  The provisions of this Note and all other Transaction Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

22.           Limitation of Interest to Maximum Lawful Rate.  In no event shall the rate of interest payable hereunder exceed the maximum rate of interest permitted to be charged by applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to the Company.  Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as Holder may determine.  If the excessive amount of interest paid exceeds the sums outstanding, the portion exceeding the said sums outstanding shall be refunded in cash by Holder.  Any such crediting or refund shall not cure or waive any default by the Company hereunder.  The Company agrees, however, that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including, without limitation, late charges, loan fees and expenses are and shall be deemed to the extent permitted by law to be late charges, loan fees or expenses, as applicable, and not interest.

23.           Law Governing.  This Note has been made, executed and delivered in the State of New York and will be construed in accordance with and governed by the laws thereof.

24.           Headings.  The headings of the sections, paragraphs and clauses of this Note are inserted for convenience only and shall not be deemed to constitute a part of this Note.

25.           Construction.  Whenever used, the singular number shall include the plural, the plural the singular and the use of any gender shall be applicable to all genders.  The words “Holder” and the “Company” shall be deemed to include the respective successors and assigns of Holder and the Company.  All exhibits attached hereto are made a part of this Note.

26.           Assignment or Sale by Holder.  This note has not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or under the securities or “blue sky” laws of any jurisdiction any may resold only if registered pursuant to the provisions of the 1933 Act or if Holder delivers an opinion of counsel to the Company that an exemption from registration is available or that registration is not required by law.  Subject to the foregoing, Holder may sell, assign or participate all or a portion of his interest in this Note and, in connection therewith, may make available to any prospective purchaser, assignee or participant any information relative to the Company in his possession; provided, however that Holder, or any purchaser, assignor or participant who proposes to further sell, assign or participate its interest, shall notify the Company of the proposed transaction not less than ten (10) business days prior to the proposed sale, assignment or participation, including the name and address of the proposed purchaser, assignor or participant and the terms of the transaction.

27.           No Assignment by the Company.  The Company may not assign any of its rights or obligations hereunder without the prior written consent of Holder.

28.           Binding Effect.  This Note and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

29.           No Third Party Beneficiaries.  The rights and benefits of this Note shall not inure to the benefit of any third party.

30.           Modifications.  No modification of this Note shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

31.           Integration.  The Transaction Documents shall be construed as integrated and complementary of each other, and as augmenting and not restricting Holder’s rights, powers, remedies and security.  The Transaction Documents contain the entire understanding of the parties thereto with respect to the matters contained therein and supersede all prior agreements and understandings between the parties with respect to the subject matter thereof and do not require parol or extrinsic evidence in order to reflect the intent of the parties. In the event of any inconsistency between the terms of this Note and the terms of the other Transaction Documents, the terms of this Note shall prevail.

32.           Lost, Stolen, Mutilated or Destroyed Note.  If this Note is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking by the Holder, issue a new Note of like denomination and terms as this Note so lost, stolen, mutilated or destroyed.

33.           Holidays.  If the day provided herein for the payment of any amount or the taking of any action falls on a Saturday, Sunday or public holiday at the place of payment or action, then the due date for such payment or action will be the next succeeding business day.  For the purposes of this Section, the term “holiday” shall mean a day other than a Saturday or Sunday on which banks in the State of New York are or may elect to be closed.

34.           JURY TRIAL WAIVER.  THE COMPANY AND HOLDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER ANY OF THE TRANSACTION DOCUMENTS OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COMPANY OR HOLDER WITH RESPECT TO ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THE COMPANY AND HOLDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THE TRANSACTION DOCUMENTS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY AND HOLDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  THE COMPANY ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS,

CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION.

IN WITNESS WHEREOF, the Company, intending to be legally bound hereby, has caused this Note to be duly executed the day and year first above written.

RESOURCE AMERICA, INC.
a Delaware corporation

By:______________________________
Name:  Thomas C. Elliott
Title:    Chief Financial Officer

SCHEDULE I

Credit Facility(1)	Maximum Outstanding	Maturity Date

TD Bank, N.A.	$ 6,453,218	8/31/2013

(1) Does not include approximately $503,057 of capital leases.